                                                                   EXHIBIT 10.96
                                                                  Execution Copy



                                AMENDMENT NO. 1
                                ---------------
                     TO MASTER LOAN AND SECURITY AGREEMENT
                     -------------------------------------

         This AMENDMENT NO. 1 is dated as of February 15, 2002 (this "Amendment"), and amends the Amended and Restated Master Loan and Security Agreement, dated as of December 1, 2001 (the "Loan and Security Agreement"), and is between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.

                                   WITNESSETH:
                                   -----------

         WHEREAS, the parties hereto desire to make a certain amendment to the Loan and Security Agreement as hereinafter set forth; and

         WHEREAS, pursuant to Section 11.4 of the Loan and Security Agreement, the parties hereto are permitted to amend the Loan and Security Agreement:

         NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions.  Capitalized  terms used herein but not defined
                    -----------
shall have the meanings set forth in the Loan and Security Agreement.

         SECTION 2. Amendment.  The Loan and Security Agreement is hereby
                    ---------
amended as set forth below:

              The definition of the term "Maximum Credit" is hereby amended in its entirety to read as follows:

              "Maximum Credit" shall mean $500,000,000 from the date hereof
               --------------
         through and including March 8, 2002, and shall mean at all times thereafter, $400,000,000, in each case as reduced in accordance with
         Section 2.1 hereof.

         SECTION 3. Survival. Except as expressly amended hereby, the Loan and
                    --------
Security Agreement shall continue in full force and effect in accordance with the provisions thereof and the Loan and Security Agreement is in all respects hereby ratified, confirmed and preserved. This Amendment and all its provisions shall be deemed a part of the Loan and Security Agreement in the manner and to the extent herein provided.

         SECTION 4. Successors and Assigns. This Amendment shall be bindng upon
                    ----------------------
and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         SECTION 5. Governing Law. This Amendment shall be governed by New York
                    -------------
law without reference to its choice of law doctrine.

         SECTION 6. Counterparts. This Amendment may be executed in any number
                    ------------
of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.


                                     * * *

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of this 15th day of February 2002.

                                                     NC CAPITAL CORPORATION


                                                     By: /s/ Edward F. Gotschall
                                                        ------------------------
                                                     Name: Edward F. Gotschall
                                                     Title: CFO

                                                     MORGAN STANLEY DEAN WITTER
                                                     MORTGAGE CAPITAL INC.


                                                     By:
                                                        ------------------------
                                                     Name:
                                                     Title